EXHIBIT 10.aw

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "SECURITY AGREEMENT") is entered into as of March 31, 2000, by SBS TECHNOLOGIES, INC., a New Mexico corporation ("BORROWER"), and all Subsidiaries of Borrower now or at a future time executing this Security Agreement on the signature pages hereof or on any amendments or supplements hereto as listed on SCHEDULE A hereto, as SCHEDULE A is amended or supplemented from time to time (the "SUBSIDIARY ASSIGNORS") (Borrower and the Subsidiary Assignors being sometimes referred to herein individually as an "ASSIGNOR" and collectively as "ASSIGNORS"), in favor of BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association ("LENDER").


                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender (under its prior name, NationsBank, N.A.) have previously executed that certain Credit Agreement (as modified, amended or supplemented or restated from time to time, the "CREDIT AGREEMENT") dated as of December 1, 1998, pursuant to which Lender has made available to Borrower a revolving credit loan facility, which currently is in an amount not to exceed Twenty-Five Million and No/100 Dollars ($25,000,000.00), which Credit Agreement has been amended by (i) Note Modification Agreement dated as of November 30, 1999, (ii) Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of January 31, 2000, and (iii) Second Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents (the "SECOND MODIFICATION") of even date herewith, by and among Borrower, Lender, and the Subsidiary Assignors as Guarantors thereunder (unless otherwise defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Credit Agreement, as modified); and

         WHEREAS, pursuant to the Second Modification, Lender has agreed to an increase in the revolving credit facility to $30,000,000 and certain other modifications to the Credit Agreement, the Guaranty Agreements and the other Loan Documents upon the terms and conditions set forth therein; and

         WHEREAS, in consideration for the agreement of Lender to to increase the credit facility and to enter into the Second Modification, and in order to provide additional collateral security for the Obligations, Lender has requested, and it is a condition to the effectiveness of the Second Modification, that Assignors enter into this Security Agreement, pursuant to which each Assignor will assign certain of its assets comprising the Collateral (hereinafter defined) as security for the Obligations under the Credit Agreement; and

         WHEREAS, each Assignor has determined that valuable benefits will be derived by it as a result of the increase in the credit facility pursuant to the Second Modification.




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         NOW, THEREFORE, for and in consideration of the mutual covenants herein and in the Second Modification and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignors covenant and agree with Lender as follows:

                                    ARTICLE 1

                           GRANT OF SECURITY INTEREST,
                   DESCRIPTION OF COLLATERAL AND INDEBTEDNESS

         1.1 ASSIGNMENT AND GRANT OF SECURITY INTEREST. Assignors hereby grant, pledge and assign to Lender, and hereby grant to Lender a security interest in, all of the Collateral (as hereinafter defined) of each Assignor, and all rights, titles and interests of any Assignor therein, wherever located and whether now owned or hereafter acquired by any Assignor or in which any Assignor now has or at any time in the future may acquire any right, title or interest.

         1.2 DESCRIPTION OF COLLATERAL. As used herein, the term "COLLATERAL" shall mean and include the following:

                  (a) all accounts, accounts receivable, contract rights, chattel paper, book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to any Assignor (including under any trade names, styles or divisions thereof) whether arising out of goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the sale of goods or performance of services by such Assignor (including without limitation, (i) any such obligation which would be characterized as an account, general intangible or chattel paper under the UCC (as hereinafter defined), (ii) any unbilled services rendered for which an invoice will later be created, and
(iii) all advances made by any Assignor on behalf of its customers for which such Assignor is entitled to reimbursement or payment and for which an invoice will be rendered) and all of any Assignor's rights in, to and under all invoices now in existence or hereafter received or acquired by it for goods or services, and all of any Assignor's rights to any goods represented by any of the foregoing and all moneys due or to become due to any Assignor under all contracts for the sale of goods and/or the performance of services by it (whether or not yet earned by performance) or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the Proceeds (as hereinafter defined) of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person or entity with respect to any of the foregoing, and all bank accounts of any Assignor; and all customer lists, subscription lists, invoices, agings, verification reports and other records relating in any way to such accounts, all promissory notes (the "PLEDGED NOTES"), drafts, bills of exchange, instruments, documents and trade acceptances (collectively, "INSTRUMENTS"), and all deposit accounts, general intangibles, tax refunds and other obligations of any kind owing to any Assignor (including under any trade names), now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise (including, without limitation, any such obligations that would be characterized as an account, general intangible or chattel paper under the UCC); and all rights now or hereafter existing in and to all security agreements, leases, guarantees and other contracts securing or otherwise relating to any of the foregoing (any and all such accounts, instruments, deposit accounts, general intangibles


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and obligations described in this SECTION 1.2(a) being sometimes referred to herein collectively as the "ACCOUNTS");

                  (b) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which any Assignor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which any Assignor has an interest or right as consignee), and (iii) goods which are returned to or repossessed by any Assignor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being referred to herein collectively as "INVENTORY"); and

                  (c) all accessions to, all substitutions for and replacements of, and all proceeds, and products of, and all monies, income and benefits arising from or by virtue of, and all payments and distributions (cash or otherwise) payable or distributable with respect to, any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this SECTION 1.2) and, to the extent not otherwise included, all (i) payments under insurance (whether or not Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) all cash, including, without limitation, all "proceeds" as defined in Section 9.306(a) of the UCC (or, if numbered differently in the UCC adopted in the jurisdiction(s) in which a UCC-1 Financing Statement related to this Security Agreement is filed, the applicable section of such UCC) (collectively, the "PROCEEDS").

As used herein "UCC" means the Uniform Commercial Code as in effect in the State of New Mexico, as amended, or, if stated with reference to another jurisdiction or the Uniform Commercial Code of another jurisdiction is applicable in the given situation, the Uniform Commercial Code as in effect in such other jurisdiction.

         1.3 DESCRIPTION OF OBLIGATIONS. This Security Agreement creates an assignment of and a security interest in the Collateral (the "SECURITY INTEREST") securing the payment and performance of the Obligations under and as defined in the Credit Agreement, which includes, without limitation, all obligations and indebtedness arising under or pursuant to the Credit Agreement (including without limitation the Second Modification), the Guaranty Agreements, the Note, and the other Loan Documents, including any extensions, modifications, substitutions, amendments, renewals and restatements thereof, whether for principal, interest, fees, premium, expenses, indemnification or otherwise. Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed to Lender, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Assignor or any other Person.


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                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Each Assignor represents and warrants to Lender with respect to itself and the Collateral now owned or hereafter acquired by such Assignor that:

         2.1 OWNERSHIP OF COLLATERAL, RIGHT TO PLEDGE AND ENFORCEABILITY. Such Assignor (a) is the sole registered, legal and beneficial owner of such Collateral and all rights and interests thereunder, (b) has the power and authority to execute and deliver this Security Agreement and to pledge such Collateral to Lender, and (c) is the appropriate person to originate any instruction or order regarding the pledge or transfer of such Collateral. Such Assignor further represents and warrants that the obligations of such Assignor hereunder are rightful, legal, valid and binding obligations, enforceable in accordance with their terms.

         2.2 STATUS OF COLLATERAL GENERALLY. As of the later of the date hereof or the date of delivery to Lender, of any of such Collateral hereunder and under the Credit Agreement, the following are true (or will be true at such date, with respect to such Collateral hereafter pledged to Lender): (a) such Assignor has (or will have) good title to such Collateral; (b) except as disclosed to Lender, such Collateral has not (or will not have) been materially altered (other than accessions or other alterations to Inventory in the normal course of business);
(c) no defense of any party to performance under any contract which constitutes Collateral is (or will be) good against such Assignor; (d) such Assignor has (or will have) no knowledge of any insolvency proceeding instituted with respect to the issuer, drawer, maker and/or acceptor; (e) such Assignor's transfer of such Collateral to Lender, is (or will be) effective and rightful; (f) except as disclosed to Lender, no other lien, adverse claim, pledges or option has been created by such Assignor or is known to such Assignor to exist with respect to any such Collateral, and, to the best of such Assignor's information and belief, no financing statement, registered pledge or other security instrument is on file in any jurisdiction covering such Collateral; and (g) such Assignor does not (or will not) know of any fact which might impair the validity of such Collateral or the Security Interest with respect to such Collateral.

         2.3 LENDER'S SECURITY INTEREST. Each grant of the Security Interest in and to such Collateral and each assignment or pledge of such Collateral pursuant to this Security Agreement will, upon the giving of value by the Lender, create a valid, binding, and perfected first priority (subject only to any Permitted Liens) security interest in and lien on such Collateral securing the payment of the Obligations and will be enforceable against such Assignor and all other Persons.

         2.4 NO CONSENTS. The execution, delivery and performance of this Security Agreement are not in contravention of any indenture, agreement or undertaking to which such Assignor is a party or by which such Assignor is bound and no consents of any person are required to be obtained by such Assignor in connection with the execution, delivery and performance of this Security Agreement.


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         2.5 NO APPROVALS. No authorization, approval or other action by, and no notice to or filing with, any Tribunal or any other entity is required either
(a) for the grant by such Assignor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by such Assignor, or (b) for the perfection of the Security Interest or exercise by Lender of their rights and remedies hereunder.

         2.6 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of such Assignor, and the office where such Assignor keeps its primary books and records, including those concerning the Accounts and Contracts, is located at the address of Borrower shown on SCHEDULE B hereto, or at such other address as is specifically set forth for such Assignor on SCHEDULE B hereto. The Inventory and other goods comprising Collateral pledged by such Assignor hereunder is located at the places specified on SCHEDULE B hereto or at offices of such Assignor other than its principal place of business, provided that each Assignor agrees upon the request of Lender from time to time to furnish Lender a description of the Inventory and other goods (and approximate value thereof) at each such other location. All promissory notes, including, without limitation, the Pledged Notes, or other instruments evidencing the Accounts have been pledged to Lender and delivered to Lender or a Custodian, duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. Other than such notes and instruments, each Assignor has possession and control of the Collateral pledged by it hereunder.

         2.7 TRADE NAMES. Such Assignor does not have or operate under any trade names, except for any trade names set forth for such Assignor on SCHEDULE C hereto.

         2.8 ACCOUNTS. The amount represented by such Assignor to Lender from time to time as owing by each account debtor or by all account debtors in respect of the Accounts owned by such Assignor will at such time be, in all material respects, the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to such Assignor under or in connection with any such Account is evidenced by any instrument (as defined in the UCC) or chattel paper (as defined in the UCC), other than checks and other similar negotiable instruments and intercompany notes, which has not been delivered to Lender.

         2.9 POWER AND AUTHORITY; AUTHORIZATION. Such Assignor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interest in such Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interest in such Collateral pursuant to, this Security Agreement.

         2.10 ENFORCEABILITY. This Security Agreement constitutes a legal, valid and binding obligation of such Assignor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         2.11 NO CONFLICT. The execution, delivery and performance of this Security Agreement will not violate any contractual obligations of such Assignor and will not result in the creation or


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imposition of any encumbrance on any of the properties or revenues of such
Assignor or contractual obligations of such Assignor, except as contemplated hereby.


                                    ARTICLE 3

                      COVENANTS AND AGREEMENTS OF ASSIGNORS

         Borrower covenants and agrees, and each Assignor with respect to itself and the Collateral now owned or hereafter acquired by such Assignor, covenants and agrees, as follows:

         3.1 PERFECTION OF SECURITY INTEREST. Pursuant to the UCC, Borrower and such Assignor shall take all action requested by Lender necessary to ensure the validity and perfection of the Security Interest in such Collateral.

         3.2 ASSIGNORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, such Assignor shall remain liable under each of the Accounts and other items of Collateral it owns to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Lender shall have no obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by Lender of any payment relating to such Account pursuant hereto, nor shall Lender be obligated in any manner to perform any of the obligations of Assignors under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         3.3 NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. Upon the request of Lender at any time during the continuation of an Event of Default, such Assignor shall notify account debtors on the Accounts owned by such Assignor that such Accounts have been assigned to Lender and that payments in respect thereof shall be made directly to Lender. Lender may in its own name or in the name of others, during the continuation of an Event of Default, communicate with account debtors on such Accounts to verify with them to its satisfaction the existence, amount and terms of any such Accounts.

         3.4 COLLECTIONS ON ACCOUNTS. Lender hereby authorizes each Assignor to collect the Accounts owned by such Assignor, subject to, during the continuation of an Event of Default, Lender's direction and control, and Lender may during the continuation of an Event of Default curtail or terminate said authority at any time. If required by Lender at any time during the continuation of an Event of Default, any payments of such Accounts, when collected by such Assignor, shall be forthwith (and, in any event, within two business days) deposited by such Assignor in the exact form received, duly indorsed by such Assignor to Lender if required, in a special collateral account maintained by Lender, subject to withdrawal by Lender only, as hereinafter provided, and, until so


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turned over, shall be held by such Assignor in trust for Lender, segregated from other funds of such Assignor. All Proceeds while held by Lender (or by such Assignor in trust for Lender) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, at any time at Lender's election, Lender shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as Lender may elect, and any part of such funds which Lender elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Lender to such Assignor or to whomsoever may be lawfully entitled to receive the same. If an Event of Default shall have occurred and be continuing, at Lender's request, each Assignor shall deliver to Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         3.5 ANALYSIS OF ACCOUNTS. Lender shall have the right to make test verifications of the Accounts owned by Assignors in any manner and through any medium that it reasonably considers advisable, and each Assignor shall furnish all such assistance and information as Lender may reasonably require in connection therewith. At any time and from time to time, upon Lender's request and at the expense of Borrower, but not more frequently than once in any calendar quarter unless an Event of Default exists, Borrower shall cause independent public accountants or others satisfactory to Lender to furnish to Lender reports showing reconciliations, aging and test verifications of, and trial balances for, such Accounts.

         3.6 FURTHER ACTS AND ASSURANCES. From time to time Assignors shall promptly execute and deliver to Lender all such other assignments, certificates, supplemental writing, instructions, trust receipts, escrow agreements and financing statements, and do all other acts or things as Lender may reasonably request, in order more fully to establish, evidence and perfect the Security Interest with respect to any and all items of the Collateral.

         3.7 NO TRANSFER OR HYPOTHECATION. Without the prior written consent of Lender, no Assignor will transfer its rights or interests in any Collateral, sell, lease or otherwise dispose of any Collateral, or create any other lien or security interest or otherwise encumber any of any Collateral, or release or surrender any Collateral at any time, or permit any Collateral ever to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any lien or encumbrance of any kind, except the Security Interest and Permitted Liens. Assignors shall not send any notice to any Person which may result in the creation of any other interest in the Collateral.

         3.8 ENFORCEMENT. Borrower and each Assignor shall enforce each and every obligation, term, covenant, condition and agreement in or pertaining to the Collateral by any other party thereunder to be performed, and Borrower and each applicable Assignor shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Collateral or the obligations, duties or liabilities of any other party thereunder, and upon request by Lender, Borrower and each Assignor will do so in the name and on behalf of Lender, but at the expense of Borrower, and Borrower shall pay all costs and expenses of Lender, including reasonable attorneys' fees and disbursements, in any action or proceeding which Lender may appear. Without


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limiting the foregoing, Borrower shall pay any costs and expenses that Lender incurs in attempting to foreclose its security interest in such Collateral.

         3.9 COMPROMISE/MODIFICATION OF COLLATERAL. Such Assignor will not adjust, settle or compromise any of the Collateral, except for such actions taken in the ordinary course of business and that do not result in a material reduction in the value of the Collateral taken as a whole, without the prior written consent of Lender. No Assignor shall do anything to impair the rights of Lender in any of the Collateral.

         3.10 BOOKS AND RECORDS; INFORMATION. Borrower and each Assignor shall keep accurate and complete books and records of the Collateral and such Assignor's business and financial condition in accordance with GAAP. Each Assignor shall from time to time at the request of Lender deliver to Lender such information regarding such Collateral as Lender may request. Upon reasonable notice, Borrower and each Assignor shall allow Lender or their agents, to inspect all records of such Assignor relating to the Collateral or the Obligations during normal business hours and to make and take away copies of such records.

         3.11 CHANGES. Borrower and each such Assignor shall promptly notify Lender of any change in any material fact or circumstances warranted or represented by Borrower or such Assignor in this Security Agreement or in any other writing furnished by any Assignor in connection with the Collateral or the Obligations.

         3.12 CLAIMS. Borrower and each such Assignor shall promptly notify Lender of any claim, action or proceeding affecting title to such Collateral, or any part thereof, or the Security Interest, and at the request of Lender, appear in and defend, at such Assignor's expense, any such action or proceedings, and Assignors covenants that no such claims, actions or proceedings are pending or threatened as of the date hereof.

         3.13 COSTS. Borrower and Assignors shall promptly pay to Lender the amount of all court costs and reasonable attorneys' fees incurred by Lender in bringing any action for or on account of any breach, or to enforce or interpret any of the terms, covenants or conditions, of this Security Agreement, or to foreclose the Security Interest with respect to all or any part of the Collateral.

         3.14 INDEMNIFICATION. Borrower and Assignors agree to pay, and to save Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (a) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (b) with respect to, or resulting from, any delay in complying with any laws applicable to any of the Collateral or (c) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, Borrower and each Assignor will save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Borrower or any other Assignor of any

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obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Assignors.

         3.15 COMPLIANCE WITH LAWS, ETC. Each Assignor will comply in all material respects with all Legal Requirements (as hereinafter defined) applicable to the Collateral or any part thereof and/or to the operation of such Assignor's business; PROVIDED, HOWEVER, that an Assignor may contest any Legal Requirements in any reasonable manner which shall not, in Lender's determination, adversely affect Lender's rights or the priority of the Security Interests in the Collateral.

                  LEGAL REQUIREMENTS means (a) any and all present and future judicial decisions, statutes, laws, rulings, rules, orders, regulations, permits, licenses, certificates, or ordinances of any Tribunal in any way applicable to any Assignor, (b) the presently or subsequently effective bylaws and articles of incorporation and any other form of business association agreement of any Assignor, (c) any and all covenants, conditions or restrictions applicable to the Collateral or the ownership, use or occupancy thereof, and (d) any and all leases or contracts (written or oral) of any nature that relate in any way to any Collateral, or any portion thereof, or to which any Assignor may be bound, and in each case which, if violated, would materially and adversely affect (i) the present or potential ownership, use, sale, occupancy or possession of the Collateral or any part thereof, by any Assignor, (ii) the Security Interest or (iii) the financial condition of any Assignor.

         3.16 COMPLIANCE WITH TERMS OF CONTRACTS, ETC. Each Assignor will perform and comply in all material respects with all its obligations under the Accounts it owns and all its other contractual obligations relating to the Collateral.

         3.17 PAYMENT OF OBLIGATIONS. Borrower, and each Assignor with respect to Collateral owned by it, will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral it owns or in respect of the income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to such Collateral, except that no such charge need be paid if (a) the validity thereof is being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of such Collateral or any interest therein and
(c) such charge is adequately reserved against on such Assignor's books in accordance with GAAP.

         3.18 LIMITATION ON LIENS ON COLLATERAL. Assignors will not create, incur or permit to exist, will defend the Collateral it owns against, and will take such other action as is necessary to remove, any encumbrance or claim on or to such Collateral, other than the Security Interest, and will defend the right, title and interest of Lender in and to any of such Collateral against the claims and demands of all Persons whomsoever.

         3.19 LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF AGREEMENTS GIVING RISE TO ACCOUNTS. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, each Assignor will not (a) amend, modify, terminate or waive any provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral, (b) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account

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(other than any right of termination) or (c) fail to deliver to Lender a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account.

         3.20 LIMITATIONS ON DISCOUNTS, COMPROMISES, EXTENSIONS OF ACCOUNTS. Other than in the ordinary course of business or as otherwise permitted under the Credit Agreement, such Assignor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any party liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         3.21 INVENTORY. Such Assignor shall keep all of the Inventory owned by it at the place or places specified therefor in SECTION 2.6 or, upon thirty days' prior written notice to Lender, at such other places in such jurisdiction where all action required by Lender under SECTION 3.6 shall have been taken with respect to such transferred Inventory. Such Assignor shall pay promptly when due or before penalty all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral pledged by it hereunder as provided in the Credit Agreement. Upon notice to such Assignor, the Lender, and its respective officers, agents and representatives shall at all reasonable times have the right to enter into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

         3.22 INSURANCE. Such Assignor will, at its own expense, maintain, or cause to be maintained, insurance on the Collateral as provided in the Credit Agreement. If Lender shall be named as loss payee and additional insured on insurance policies which pertain to the Collateral, and such insurance policy shall contain a standard mortgage clause requiring at least 30 days notice to Lender prior to cancellation thereof. If any Assignor fails to perform or observe any applicable covenants as to insurance on any of such Collateral, Lender may at its option obtain insurance on such Collateral, and any premium therefor paid by Lender shall become part of the Obligations. Each Assignor hereby grants Lender a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Lender and in all proceeds of such insurance and hereby appoints Lender its attorney-in-fact to, after the occurrence and during the continuance of an Event of Default, endorse any check or draft that may be payable to each Assignor in order to collect such refunds or proceeds. Any such sums collected by Lender shall be credited, except to the extent applied to the purchase by Lender of similar insurance, to any amounts then owing on the Obligations.

         3.23 PLACE OF PERFECTION; RECORDS. No Assignor will (i) change the location of its chief executive office from that specified in SCHEDULE B, or
(ii) change its name, identity or corporate structure to such an extent that any financing statement filed by Lender in connection with this Security Agreement would become seriously misleading, or (iii) use any trade name other than those listed on SCHEDULE C, unless such Assignor shall have given prior written notice to Lender as soon as practicable thereof, and prior to effecting any such change such Assignor shall have taken such steps as Lender may deem reasonably necessary or advisable to continue the perfection and priority of the security interest granted pursuant hereto.

         3.24 FURTHER IDENTIFICATION OF COLLATERAL. Each Assignor will furnish to Lender from time to time upon request statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail and in form satisfactory to such requesting party.


                                    ARTICLE 4

                            CERTAIN RIGHTS OF LENDER

         4.1 PROCEEDS OF COLLATERAL. Should the Collateral, or any part thereof, ever be in any manner converted by its issuer into another type of property or any money or other proceeds ever be paid or delivered to any Assignor as a result of any Assignor's rights in the Collateral, then, in any such event, all such property, money, and other proceeds shall immediately be and become part of the Collateral. In addition, if Lender deems it necessary and so requests, Assignors shall properly endorse or assign any and all such other proceeds to Lender and shall deliver to Lender any and all such other proceeds which require perfection by possession under the UCC. With respect to any of such property of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Lender, Assignors forthwith shall execute and deliver to Lender whatever Lender shall deem necessary or proper for such purpose.

         4.2 PRESERVATION OF COLLATERAL. Lender shall not have any duty to fix or preserve rights against prior parties to the Collateral, and shall never be liable for failure to use diligence to collect any amount payable with respect to the Collateral, or any part thereof, but shall be liable only to account to Assignors for what Lender may actually collect or receive thereon.

         4.3 PRESERVATION OF SECURED INDEBTEDNESS. Lender shall not be liable for its failure to use due diligence in the collection of the Obligations, or any part thereof, or for its failure to give notice to any Assignor of default in the payment of the Obligations, or any part thereof, or in the payment of or upon any security whether pledged hereunder or otherwise.

         4.4 OTHER SECURITY. Should any other Person have heretofore executed or hereafter execute, in favor of any Lender any deed of trust, mortgage or security agreement, or have heretofore pledged or hereafter pledge any other property to secure the payment of the Obligations or the Note, or any part thereof, the exercise by such Lender or any right or power conferred upon it in any such instrument, or by any such pledge, shall be wholly discretionary with it, and the exercise or failure to exercise any such right or power shall not impair or diminish such Lender's rights, titles, interest, liens and powers existing hereunder.

         4.5 POWER OF ATTORNEY. Each Assignor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, effective upon the occurrence of an Event of Default and during the continuance thereof, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Assignor or in its own name, to take any and all action and to execute any and all documents and instruments which Lender at any time and from time to time deems necessary or desirable to accomplish the purposes of this

Security Agreement and, without limiting the generality of the foregoing, each Assignor hereby gives Lender the power and right on behalf of such Assignor and in its own name to do any of the following, without notice to or the consent of any Assignor:

                  (a) to demand, sue for, collect, or receive in the name of such Assignor or in its own name, any money at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral;

                  (b) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral , to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (c) (i) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any assignments, proxies, bond powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against such Assignor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Lender may determine; (viii) to add or release any borrower, guarantor, indorser, surety, or other party to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; and (x) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and such Assignor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve, or realize upon the Collateral and Lender's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Lender in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts and omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Lender solely to protect, preserve, and realize upon the Security Interest in the Collateral. Lender shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

         4.6 PERFORMANCE BY LENDER. If any Assignor fails to perform or comply with any of its agreements contained herein, Lender itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Lender, together with interest thereon at the Default Rate shall be payable by such Assignor to Lender on demand and shall constitute Obligations. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of any Assignor under this Security Agreement.

         4.7 NO DUTY ON THE PART OF LENDER. The powers conferred on Lender hereunder are solely to protect the interests of Lender in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Assignor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct, IT BEING THE INTENT OF THE PARTIES HERETO THAT LENDER SHALL NOT BE ACCOUNTABLE FOR ITS OWN NEGLIGENCE (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY OR OTHERWISE) OR FOR STRICT LIABILITY WHICH MAY ARISE FROM ANY ACT.

         4.8 PROCEEDS. If an Event of Default shall occur and be continuing (a) all Proceeds received by any Assignor consisting of cash, checks and other non-cash items shall be held by such Assignor in trust for Lender, segregated from other funds of such Assignor, and shall, forthwith upon receipt by such Assignor, be turned over to Lender in the exact form received by such Assignor (duly indorsed by such Assignor to Lender, if required), and (b) any and all such Proceeds received by Lender (whether from such Assignor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter may be applied by Lender against, the Obligations (whether matured or unmatured), such application to be in such order as Lender shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid and performed in full shall be paid over to such Assignor or to whomsoever may be lawfully entitled to receive the same.

                                    ARTICLE 5

                                    REMEDIES

         5.1 REMEDIES. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default under this Security Agreement. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to Lender in this Security Agreement or the Credit Agreement or in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. In addition to any and all other rights and remedies that Lender may then have hereunder, under the UCC, or otherwise at law or equity, Lender may at its option do any one or more of the following:

                  (a) reduce its claim to judgment or foreclose or otherwise enforce the Security Interest granted herein, in whole or in part, by any available judicial procedure;

                  (b) after notification, if any provided for herein, dispose of, at the office of Lender, on the premises of any Assignor or elsewhere, all or any part of the Collateral, as a unit or in parcels by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations has been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

                  (c) buy the Collateral, or any part thereof, at any public sale;

                  (d) buy the Collateral, or any part thereof, at any private sale if such Collateral is of a type customarily sold in a recognized market or is of a type which is subject to widely distributed standard price quotations;

                  (e) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Assignors hereby consent to any such appointment;

                  (f) at its discretion, but only if Lender has stated such intent to do so in writing, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Lender are entitled to do so under the UCC or otherwise; and/or

                  (g) exercise any and all other rights it may have hereunder or under the Second Modification, Credit Agreement, the Note or other Loan Documents, or under the UCC or other applicable law.

         5.2 NOTIFICATION OF SALE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Assignors and to any other Person entitled under the UCC to notice; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five (5) calendar days prior to taking of the action to which the notice relates is reasonable notification and notice for the purposes hereof.

         5.3 WITH RESPECT TO COLLATERAL. Upon the occurrence of an Event of Default, Lender is authorized and empowered (without the necessity of any further consent or authorization from Assignors), at Borrower's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any part or items of the Collateral:

                  (a) receive, endorse, collect by legal proceedings or otherwise, and demand payment directly from the makers, issuers and/or obligors of the Collateral and receipt for all sums and amounts now or hereafter payable on or with respect to the Collateral; provided that all such sums so paid to and received by Lender shall be applied to the Obligations as provided herein;

                  (b) from time to time extend the time of payment, arrange for payment in installments or otherwise modify the terms of or enter into any other agreement in any wise relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of any security held therefor, accept other property in exchange for any security held therefor and take such action as if may deem proper, and any money or property received in exchange for any security held therefor shall be applied to the Obligations, or thereafter held by Lender pursuant to the provisions hereof;

                  (c) make any compromise or settlement Lender deems desirable with respect to the Collateral;

                  (d) insure, process and preserve the Collateral;

                  (e) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for Collateral;

                  (f) transfer to or register in the name of Lender or any nominee of Lender any of the Collateral and whether or not so transferred or registered and to exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment of the issuer, or obligor thereof and in connection therewith to deposit any of the Collateral with any committee or depository or other third party upon such terms as Lender may determine; all without notice and without liability except to account for property actually received by Lender; provided, however, that Lender shall not be under any obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

         5.4 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Lender from any disposition of the Collateral, or any part thereof, pursuant to its rights under this ARTICLE 5, may be applied to the Obligations in the order and manner determined by Lender in its sole discretion, notwithstanding any directions or instructions to the contrary by any Assignor.

         5.5 DEFICIENCY. Borrower, and Assignor as Guarantors, shall remain jointly and severally liable to Lender for any unpaid indebtedness outstanding under the Obligations, plus any reasonable advances, costs, charges and expenses incurred by Lender in connection therewith, together with interest thereon and shall pay the same immediately to Lender at Lender's place of business.

         5.6 REMEDIES CUMULATIVE. All rights, titles, interest, liens and remedies of Lender hereunder are cumulative of each other and of every other right, title, interest, lien or remedy which Lender may otherwise have at law or in equity or under the Second Modification, Credit Agreement, the Note or any other contract or other writing for the enforcement of the Security Interest herein or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should any

Assignor have heretofore executed or hereafter execute any other security agreement in favor of Lender, or any of them, the security interest therein created and all other rights, powers and privileges vested in Lender by the terms thereof shall exist concurrently with the security interest created herein.

         5.7 INDEMNITY AND EXPENSES. (a) Borrower and each other Assignor agrees to indemnify Lender, from and against any and all claims, damages, losses, liabilities, costs and expenses of any kind (including reasonable attorneys' fees) arising out of or resulting from this Security Agreement or the security interest granted herein, or any of the Collateral (including, without limitation, enforcement of this Security Agreement), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES OR LIABILITIES ARISING OUT OF THE MERE NEGLIGENCE OF LENDER (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY, OR OTHERWISE)OR ANY ACT FROM WHICH STRICT LIABILITY MAY ARISE, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of Lender.

                  (b) Assignors will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender, or, as to the matters described in clauses (iii) or (iv) below, the Lender may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by any Assignor to perform or observe any of the provisions hereof. Any such amounts so made shall be a part of the Obligations, shall be payable upon demand, and if not paid upon demand shall bear interest at the Default Rate.


                                    ARTICLE 6

                                     GENERAL

         6.1 USURY SAVINGS CLAUSE. No provision herein or in the Note, or in any other document evidencing or pertaining to the Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument or any other loan document, the provisions of this paragraph shall govern, and Assignors shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the applicable usury laws now in force, all promissory notes, instruments and other loan documents evidencing the Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         6.2 NOTICES. Whenever this Security Agreement requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request, or demand shall be given, and shall be deemed delivered, in the manner set forth in the Credit Agreement.

         6.3 FINANCING STATEMENTS. Lender shall have the right at any time to execute and file this Security Agreement (or a photocopy hereof) as a financing statement or to require each Assignor to execute and deliver one or more separate financing statements or financing statement amendments which may be filed in the appropriate state and/or county filing records, but the failure of Lender to do so shall not impair the validity or enforceability of this Security Agreement.

         6.4 MODIFICATIONS; AMENDMENTS; SCHEDULES; ETC. No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by any Assignor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon any change in any information disclosed herein or on any Schedule hereto, Borrower shall promptly prepare and deliver to Lender a replacement schedule, indicating its effective date, in form and substance satisfactory to Lender, and amendments to and additional financing statements as Lender may require to preserve and perfect a first priority security interest in the Collateral.

         6.5 CONTINUING SECURITY INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Security Agreement and (ii) the expiration or termination of the Credit Agreement and the termination of the obligations of the Lender to extend credit thereunder.

         6.6 SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of Assignors and Lender and their respective heirs, devisees, legal and personal representatives, successors, and assigns; provided that Assignors may not, without the prior written consent of Lender, assign any rights, powers, duties, or obligations hereunder.

         6.7 NO WAIVER; SEVERABILITY. Lender shall not by any act delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder to have acquiesced in any Event of Default of in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any of Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any of Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. This Security Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of this Security Agreement or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instrument referred to hereinabove shall be affected thereby, but rather, shall be enforced to the greatest extent permitted by law.

         6.8 GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF NEW MEXICO, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. UNLESS OTHERWISE DEFINED HEREIN OR IN THE NOTES OR THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED THE PARTIES IRREVOCABLY AGREE THAT IN THE EVENT OF ANY DISPUTE ARISING HEREUNDER OR IN CONNECTION WITH THE NOTES, VENUE FOR SUCH DISPUTE SHALL BE IN ANY COURT OF COMPETENT JURISDICTION IN BERNALILLO COUNTY, NEW MEXICO.

         6.9 SURVIVAL OF OBLIGATIONS. The Obligations shall survive the execution and delivery of this Security Agreement, and shall continue in full force and effect until the Obligations shall have been paid and performed in full.

         6.10 NO THIRD PARTY BENEFICIARY. This Security Agreement is for the benefit only of Lender and Assignors and is not for the benefit of any third party.

         6.11 JURY TRIAL WAIVER. LENDER AND EACH ASSIGNOR HEREBY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING OR RELATING TO THIS SECURITY AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         6.12 OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by applicable law, the obligations of each Assignor under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (a) any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

                  (b) any exercise, non-exercise, or waiver by Lender of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Security Agreement or any other Loan Document;

                  (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Security Agreement or any other Loan Document or any assignment or transfer of any thereof; or

                  (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Assignor, or any other Person, whether or not such Assignor shall have notice or knowledge of any of the foregoing.

         6.13 LOAN DOCUMENT; CONFLICTS WITH CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. In the event of any conflict or inconsistency between the terms of this Security Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement will control.

         6.14 AGREEMENT TO SUPPLEMENT. Assignors acknowledge and agree that this Security Agreement shall be amended and supplemented from time to time to add additional Assignors and/or include a description of additional Collateral subject hereto subsequent to the date hereof, as and when any new Subsidiary of Borrower is to be added as a Guarantor under the Credit Agreement, it being understood and agreed that each Subsidiary of Borrower organized in the United States shall be a Guarantor and a Subsidiary Assignor. Lender shall be entitled to supplement SCHEDULE A and any other applicable Schedules from time to time, without any action or joinder of Assignors to reflect the addition of all such additional Assignors and/or Collateral. Except as permitted by the Credit Agreement, Lender shall have a valid first priority security interest in all additional Collateral that comes into existence after the date hereof, whether or not reflected on a supplement hereto. Assignors hereby agree to execute, deliver and cause the filing of all notices, financing statements and other documents and to take such further action as deemed necessary in Lender's discretion with respect to each such additional Collateral to ensure the rights of Lender hereunder with respect thereto.

         6.15 COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         6.16 NOTICE OF FINAL AGREEMENT. THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. PURSUANT TO 58-6-5 NMSA 1978 (REPL. PAMPHLET) A CONTRACT, PROMISE OR COMMITMENT TO LOAN MONEY OR TO GRANT, EXTEND OR RENEW CREDIT OR ANY MODIFICATION THEREOF, IN AN AMOUNT GREATER THAN TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) NOT PRIMARILY FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES MADE BY A FINANCIAL INSTITUTION IS NOT ENFORCEABLE UNLESS IN WRITING AND SIGNED BY THE PARTIES TO BE CHARGED OR THAT PARTY'S AUTHORIZED REPRESENTATIVES.

         EXECUTED as of the date first above written.

                             BORROWER:

                             SBS TECHNOLOGIES, INC.,
                             a New Mexico corporation


                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                                     James E. Dixon, Jr.
                                     Vice President, Finance and Administration


                             LENDER:

                             BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association


                             By: /s/ John A. Sanchez
                                 -----------------------------
                             Name: John A. Sanchez
                                   ---------------------------
                             Title: Senior Vice President
                                    --------------------------

                             SUBSIDIARY ASSIGNORS:

                             SBS TECHNOLOGIES, INC. CONNECTIVITY
                             PRODUCTS, f/k/a SBS Bit 3 Operations, Inc.

                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                             Name: James E. Dixon, Jr.
                                   ---------------------------
                             Title: Treasurer
                                    --------------------------

                             SBS TECHNOLOGIES, INC. TELEMETRY AND
                             COMMUNICATIONS PRODUCTS, f/k/a SBS Berg
                             Telemetry Systems, Inc.

                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                             Name: James E. Dixon, Jr.
                                   ---------------------------
                             Title: Treasurer
                                    --------------------------

                             SBS TECHNOLOGIES INC. MODULAR I/O, f/k/a SBS Greenspring Modular I/O, Inc.

                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                             Name: James E. Dixon, Jr.
                                   ---------------------------
                             Title: Secretary
                                    --------------------------


                             SBS TECHNOLOGIES, INC. EMBEDDED COMPUTERS, f/k/a SBS Embedded Computers, Inc.

                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                             Name: James E. Dixon, Jr.
                                   ---------------------------
                             Title: Treasurer
                                    --------------------------


                             SBS TECHNOLOGIES INC. INDUSTRIAL COMPUTERS, f/k/a SBS Micro Alliance, Inc.

                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                             Name: James E. Dixon, Jr.
                                   ---------------------------
                             Title: Treasurer
                                    --------------------------

                             SBS TECHNOLOGIES INC. COMMUNICATIONS
                             PRODUCTS, f/k/a VI Computer

                             By: /s/ James E. Dixon Jr.
                                 -----------------------------
                             Name: James E. Dixon, Jr.
                                   ---------------------------
                             Title: Treasurer
                                    --------------------------

                                   SCHEDULE A

                          List of Subsidiary Assignors

SBS TECHNOLOGIES, INC. CONNECTIVITY PRODUCTS, f/k/a SBS Bit 3 Operations, Inc. SBS TECHNOLOGIES, INC. TELEMETRY AND COMMUNICATIONS PRODUCTS, f/k/a SBS
      Berg Telemetry Systems, Inc.
SBS TECHNOLOGIES INC. MODULAR I/O, f/k/a SBS Greenspring Modular I/O, Inc.
SBS TECHNOLOGIES, INC. EMBEDDED COMPUTERS, f/k/a SBS Embedded Computers, Inc. SBS TECHNOLOGIES INC. INDUSTRIAL COMPUTERS, f/k/a SBS Micro Alliance, Inc.
SBS TECHNOLOGIES INC. COMMUNICATIONS PRODUCTS, f/k/a VI Computer
SDL COMMUNICATIONS, INC. [UPON ACQUISITION]

                                   SCHEDULE B

                           Principal Place of Business
                                       and
                 Location of Inventory, Equipment and Furniture

[LOGO]



                             SBS Technologies, Inc.
                             2400 Louisiana Boulevard, N.E.
                             AFC Building 5, Suite 600
                             Albuquerque, NM  87110-4316


                             SBS Technologies, Inc. Telemetry and Communications Products
                             5791 Van Allen Way
                             Carlsbad, CA  92008


                             SBS Technologies Inc. Industrial Computers
                             5791 Van Allen Way
                             Carlsbad, CA  92008


                             SBS Technologies Inc. Communications Products 5791 Van Allen Way
                             Carlsbad, CA  92008


                             SBS Technologies Inc. Modular I/O
                             8371 Central Avenue, Suite C
                             Newark, CA  94560


                             SBS Technologies, Inc. Embedded Computers
                             6301 Chapel Hill Road
                             Raleigh, NC  27607


                             SBS Technologies, Inc. Connectivity Products
                             1284 Corporate Center Drive
                             St. Paul, MN  55121-1245

                                   SCHEDULE C

                                   Trade Names


                   NAME                                             TRADE NAME(S)
                   ----                                             -------------
SBS Technologies, Inc.                                      None

SBS Technologies, Inc. Telemetry and Communications         SBS Berg Telemetry Systems, Inc.
Products

SBS Technologies Inc. Industrial Computers                  SBS Micro Alliance, Inc.

SBS Technologies Inc. Communications Products               VI Computer

SBS Technologies Inc. Modular I/O                           SBS Greenspring Modular I/O, Inc.

SBS Technologies, Inc. Embedded Computers                   SBS Embedded Computers, Inc.

SBS Technologies, Inc. Connectivity Products                SBS Bit 3 Operations, Inc.